Supplement to the Prospectuses

CREDIT SUISSE FLOATING RATE HIGH INCOME FUND (FORMERLY,
CREDIT SUISSE HIGH INCOME FUND) (THE "FUND"), A SERIES OF
CREDIT SUISSE OPPORTUNITY FUNDS

The following risk factor is added to the sections entitled "Principal Risks of Investing in the Fund" and "The Fund in Detail – Risk Factors – Principal Risk Factors":

Conflict of Interest Risk

Affiliates of Credit Suisse may participate in the primary and secondary market for loans. Because of limitations imposed by applicable law, the presence of Credit Suisse's affiliates in the loans market may restrict the fund's ability to acquire some loans or affect the timing or price of such acquisitions.

Shareholders should retain this supplement for future reference.

Dated: June 6, 2011	16-0611 HI-PRO-LOAD HI-PRO-CMN 2011-002